UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2008

P.F. Chang’s China Bistro, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25123	86-0815086
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7676 E. Pinnacle Peak Road, Scottsdale, Arizona	85255
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 888-3000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e).

On February 5, 2008, the Board of Directors of the Company approved the recommendation of the Compensation and Executive Development Committee (the “Compensation Committee”) of the Board of Directors of P.F. Chang’s China Bistro, Inc. (the “Company”) increased annual base salaries of certain of its executive officers in the following amounts, respectively:

				Executive	Executive
				Vice President –	Vice President
	Chief		Chief	and President of	and Chief
	Executive		Financial	Pei Wei Asian	Administrative
	Officer	President	Officer	Diner, Inc.	Officer
New Annual Base Salary	$676,000	$458,000	$320,000	$442,000	$364,000

On February 5, 2008, the Board of Directors approved the recommendation of the Compensation Committee the following business criterion, for determining the amount of the cash bonuses to be awarded to the Company’s executive officers for the Company’s 2008 fiscal year pursuant to the Company’s 2008 Executive Officer Bonus Plan (the “Bonus Plan”):

Bonuses (if any) paid to the Company’s Chief Executive Officer, Chief Financial Officer and Executive Vice President and Chief Administrative Officer for 2008 under the Bonus Plan shall be based 100% on the Company’s earnings per share for the Company’s 2008 fiscal year. Bonuses (if any) paid to the Company’s President (who is also the head of the Company’s Bistro concept) and Executive Vice President and President of Pei Wei Asian Diner, Inc. for 2008 under the Bonus Plan shall be based 25% on the Company’s earnings per share for the Company’s 2008 fiscal year and 75% on the contribution to the Company’s earnings per share by the concept for which such executive is responsible.

The Compensation Committee also approved the following target bonuses and multipliers for each executive officer:

				Executive	Executive
				Vice President –	Vice President
	Chief		Chief	and President of	and Chief
	Executive		Financial	Pei Wei Asian	Administrative
	Officer	President	Officer	Diner, Inc.	Officer
Target Bonus as percent of salary	100%	100%	60%	75%	60%
Multiplier due to achievement against target criteria	up to 2 times	up to 2 times	up to 2 times	up to 2 times	up to 2 times

The Compensation Committee’s approval of the terms of the Bonus Plan shall not be deemed to create an enforceable agreement between the Company and any employee or executive officer, and the Compensation Committee retains discretion to reduce or refuse to authorize any awards under the Bonus Plan despite attainment of any specific objectives. No rights to any awards shall be deemed to exist unless and until the Compensation Committee authorizes payment of any awards under the Bonus Plan following the completion of any fiscal year measurement periods.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P.F. Chang’s China Bistro, Inc.

Date: February 11, 2008
/s/ Mark Mumford

Mark Mumford Chief Financial Officer

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